Exhibit 10.15

EXECUTION VERSION
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Fifth Amendment”), is dated as of December 10, 2018 and is among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation (the “Parent” or the “Guarantor”), the Consenting Revolving Lenders (as defined below) party hereto, HSBC Bank USA, N.A. (“HSBC”), MUFG Union Bank, N.A. (“MUFG”) and BOKF, NA dba Bank of Texas (“BoT” and together with HSBC and MUFG, collectively, the “New Revolving Lenders”) and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) and as an issuing lender (in such capacity, an “Issuing Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement as defined below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantor, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015 (as amended by that First Amendment to Amended and Restated Credit and Guaranty Agreement, dated October 26, 2015, as further amended by that Second Amendment to Amended and Restated Credit and Guaranty Agreement, dated March 14, 2017, as further amended by that Third Amendment to Amended and Restated Credit and Guaranty Agreement dated August 21, 2017, as further amended by that certain Fourth Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of May 15, 2018 and as further amended and restated, supplemented or otherwise modified, but not including the Fifth Amendment Effective Date as defined below, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, the Borrower may make a Revolver Extension Offer to all Revolving Lenders holding Revolving Commitments under the Credit Agreement to extend the maturity date of each such Revolving Lender’s Revolving Commitment;
WHEREAS, the Borrower hereby (i) requests that each Revolving Lender that is a party to the Credit Agreement immediately prior to the Fifth Amendment Effective Date (each, an “Existing Revolving Lender”) extend the maturity of such Existing Revolving Lender’s Revolving Commitment pursuant to, and in accordance with the terms of, Section 2.28(b), (c), (d) and (e) of the Credit Agreement and this Fifth Amendment (with such request constituting a Revolver Extension Offer for purposes of the Credit Agreement) and requests that the Administrative Agent waive any applicable notice period otherwise required thereby and (ii) specifies as the Minimum Extension Condition for such Revolving Extension Offer that all such Revolving Commitments be subject to the Revolving Extension contemplated hereby;

WHEREAS, the undersigned Existing Revolving Lenders (the “Consenting Revolving Lenders” and together with the New Revolving Lenders, the “Extending Revolving Lenders”) are willing to extend the maturity date of their respective Revolving Commitments (the “Extended Revolving Commitments”), subject to and on the terms and conditions set forth herein and in Section 2.28(b), (c), (d) and (e) of the Credit Agreement;
WHEREAS, the undersigned Consenting Revolving Lenders, New Revolving Lenders and the Borrower desire to reallocate the Revolving Commitments (the “Reallocation”) and that each Revolving Lender will hold such Revolving Commitment as is set out opposite its name on Schedule 1;
WHEREAS, the Borrower, the Administrative Agent, the undersigned Existing Revolving Lenders and New Revolving Lenders wish to amend the Credit Agreement to provide for certain other modifications to the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein;
WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, any Existing Revolving Lender who is not a Consenting Lender (each, a “Non-Consenting Revolving Lender”) shall continue to have Revolving Credit Commitments (the “Non-Extended Revolver Commitments”); and
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Reallocation of Revolving Commitments. On the Fifth Amendment Effective Date, the Borrower, the Existing Revolving Lenders and the New Revolving Lenders agree that (1) there shall be an automatic termination of the total Revolving Commitments in excess of $1,000,000,000; (2) the Total Revolving Commitments shall be $1,000,000,000, consisting of $985,600,000 of Extended Revolver Commitments and $14,400,000 of Non-Extended Revolver Commitments and (3) each New Revolving Lender shall become a Revolving Lender under the Credit Agreement (as amended hereby).
SECTION TWO - Extension of Revolving Facility. On the Fifth Amendment Effective Date (immediately after giving effect to the Reallocation contemplated in Section One), the Borrower, each Extending Revolving Lender and each Non-Consenting Revolving Lender agrees the Credit Agreement is modified as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
““Fifth Amendment” means the Fifth Amendment to this Credit Agreement, dated as of December 10, 2018 among the Borrower, Deutsche Bank AG New York Branch, as administrative agent and as an issuing lender and the Lenders party thereto.”

““Fifth Amendment Effective Date” shall have the meaning provided in the Fifth Amendment.”;
““Fifth Amendment Extended Revolving Commitments” means the Revolving Commitments of each Fifth Amendment Extending Revolving Lender.”
““Fifth Amendment Extending Revolving Lender” shall mean each Revolving Lender (including the Fifth Amendment New Revolving Lenders) that has provided a signature page on or prior to December 10, 2018 voting in favor of accepting the Fifth Amendment Extension Offer and extending the Revolving Facility Maturity Date as set forth in the Fifth Amendment.”
““Fifth Amendment Extension Offer” means the Extension Offer made pursuant to the Fifth Amendment.”
““Fifth Amendment Non-Extended Revolving Commitments” means the Revolving Commitments of each Fifth Amendment Non-Extending Revolving Lender.”
““Fifth Amendment Non-Extending Revolving Lender” shall mean each Revolving Lender other than the Fifth Amendment Extending Revolving Lenders.”
““Fifth Amendment New Revolving Lenders” shall mean each New Revolving Lender (as defined in the Fifth Amendment).”
(b)    The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” shall mean the rate per annum determined pursuant to the following:

Class of Loans	Applicable Margin Eurodollar Loans	Applicable Margin ABR Loans
Term Loans outstanding prior to the Fourth Amendment Effective Date	2.00%	1.00%
2018 Replacement Term Loans	From and after Fourth Amendment Effective Date: 1.75%	From and after the Fourth Amendment Effective Date: 0.75%
Revolving Loans in respect of Fifth Amendment Extended Revolving Commitments	2.00%	1.00%
Revolving Loans in respect of Fifth Amendment Non-Extended Revolving Commitments	2.25%	1.25%

(c)    The definition of “Commitment Fee Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Commitment Fee Rate” shall mean (x) in respect of Fifth Amendment Extended Revolving Commitments, 0.625% per annum and (y) in respect of Fifth Amendment Non-Extended Revolving Commitments, 0.75% per annum.”.
(d)    The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by adding “and Revolving Loans in respect of Fifth Amendment Extended Revolving Commitments” after “solely in respect of the 2017 Replacement Term Loans” where it is used therein.
(e)    The definition of “Revolving Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Revolving Facility Maturity Date” shall mean, (a) with respect to Fifth Amendment Extended Revolving Commitments, that have not been extended pursuant to Section 2.28(b), but including Revolving Commitments extended or made available pursuant to the Fifth Amendment, October 13, 2023, (b) with respect to Fifth Amendment Non-Extended Revolving Commitments that have not been extended pursuant to Section 2.28(b), October 13, 2022 and (c) with respect to Extended Revolving Commitments extended after the Fifth Amendment Effective Date, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or Revolving Lenders.”;
(f)    The definition of “Revolving Commitment” is hereby amended by deleting the last sentence of said definition in its entirety and inserting in lieu thereof the following new sentence:
“The aggregate amount of the Total Revolving Commitments as of the Fifth Amendment Effective Date is $1,000,000,000, consisting of $985,600,000 of Extended Revolver Commitments and $14,400,000 of Fifth Amendment Non-Extended Revolver Commitments.;
(g)    Section 2.09 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the paragraph:
“Notwithstanding any provision to the contrary set forth in this Agreement, the Revolving Lenders agree that in the event the Administrative Agent determines, pursuant to and in accordance with this Section 2.09, that reasonable means do not exist for ascertaining the applicable LIBO Rate and the Administrative Agent and the Borrower mutually determine that the syndicated loan market has broadly accepted a replacement standard for the LIBO Rate, then the Administrative Agent and Borrower may, without the consent of any Revolving Lender and solely with respect to the Revolving Loans, amend this Agreement to adopt such new broadly accepted market standard and to make such other changes as shall be necessary or appropriate in the good faith determination of the Administrative Agent and the Borrower in order to implement such new market standard herein and in the other Loan Documents.”;
(h)    Section 2.20(a) of the Credit Agreement is here by amended and restated in its entirety as follows:
“The Borrower shall pay to the Administrative Agent for the accounts of the Revolving Lenders a commitment fee (the “Commitment Fee”) for the period commencing on the Closing Date to the Revolving Facility Termination Date with respect to the applicable Revolving Commitments or the earlier date of termination of the applicable Revolving Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the Commitment Fee Rate on the average daily Unused Total Revolving Commitment. Such Commitment Fee, to the extent then accrued, shall be payable quarterly in arrears (a) following the Revolver Availability Date on the last Business Day of each March, June, September and December, (b) on the Revolving Facility Termination Date with respect to the applicable Revolving Commitments and (c) as provided in Section 2.11, upon any reduction or termination in whole or in part of the Total Revolving Commitment (provided that such fee will be prorated based on the Commitment Fee set forth in the Fifth Amendment for the fiscal quarter in which the Fifth Amendment Effective Date occurs).”; and
(i)    The following shall be added as a new Section 2.29 to the Credit Agreement:
“Section 2.29    Fifth Amendment Non-Extending Revolving Lenders
If any LC Exposure of any Fifth Amendment Non-Extending Revolving Lender exists on the Revolving Facility Maturity Date applicable to the Fifth Amendment Non-Extended Revolving Commitments of such Fifth Amendment Non-Extending Revolving Lender then:
(i) the LC Exposure of such Fifth Amendment Non-Extending Revolving Lender will, upon at least two (2) Business Days prior notice to the Borrower and the other Revolving Lenders by the Administrative Agent, and subject in any event to the limitation in the first proviso below, automatically be reallocated (effective on the day specified in such notice) among the Fifth Amendment Extending Revolving Lenders pro rata in accordance with their respective Revolving Commitments; provided that (A) the Revolving Extensions of Credit of each such Revolving Lender may not in any event exceed the Revolving Commitment of such Revolving Lender as in effect at the time of such reallocation and (B) at the time of such reallocation, no Event of Default pursuant to Section 7.01(b), (f) or (g) has occurred and is continuing; and
(ii) to the extent that any portion (the “Unreallocated Portion”) of the Fifth Amendment Non-Extending Revolving Lender’s LC Exposure cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the Borrower will, not later than three (3) Business Days after demand by the Administrative Agent, (A) Cash Collateralize the obligations of the Borrower to the Issuing Lenders in respect of such LC Exposure in an amount at least equal to the aggregate amount of the Unreallocated Portion of such LC Exposure or (B) make other arrangements reasonably satisfactory to the Administrative Agent and the Issuing Lenders to protect them against non-payment by such Fifth Amendment Non-Extending Revolving Lender.”
(j)    “Annex A” of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.
Notwithstanding anything in this Fifth Amendment or the Credit Agreement to the contrary, the Administrative Agent hereby waives the minimum notice required by Section 2.28(e) of the Credit Agreement in connection with the Revolver Extension to be effected pursuant to this Fifth Amendment.
SECTION THREE - Titles and Roles. The parties hereto agree that, as of the Fifth Amendment Effective Date (as defined below) and in connection with the Fifth Amendment:
(a)    each of Deutsche Bank Securities Inc. (“DBSI”), Barclays Bank PLC (“Barclays”), Citigroup Global Markets Inc. (“Citi”), Credit Suisse Securities (USA) LLC (“CS Securities”), Goldman Sachs Lending Partners LLC (“GSLP”), Industrial and Commercial Bank of China Limited, New York Branch (“ICBC”), JPMorgan Chase Bank, N.A. (“JPMCB”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML”), Morgan Stanley Senior Funding, Inc. (“MS”), Sumitomo Mitsui Banking Corporation (“SMBC”), BNP Paribas Securities Corp. (“BNP Securities”), Credit Agricole Corporate and Investment Bank (“CA-CIB”), HSBC, MUFG, Standard Chartered Bank (“SCB”), U.S. Bank National Association (“US Bank”), and BoT shall be designated as, and perform the roles associated with, a joint lead arranger and bookrunner;
(b)    each of DBSI, Barclays, Citi, CS Securities, GSLP, ICBC, JPMCB, Bank of America, N.A., MS and SMBC shall be designated as, and perform the roles associated with, a syndication agent; and
(c)    each of BNP Securities, CA-CIB, HSBC, MUFG, SCB, US Bank, and BoT shall be designated as, and perform the roles associated with, a documentation agent.
SECTION FOUR - Conditions to Effectiveness. The provisions of Sections One and Two of this Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:
(a)    the Borrower, the Guarantor, the Administrative Agent, each Issuing Lender, each Consenting Revolving Lender and each New Revolving Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, NY 10005, attention: Zara Shirazi;

(b)    all reasonable invoiced out-of-pocket expenses incurred by the Extending Revolving Lenders and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement (including the reasonable and documented fees other than the Commitment Fee, charges and disbursements of counsel) and all accrued and unpaid fees, owing and payable (including any fees agreed to in connection with this Fifth Amendment) shall have been paid to the extent invoiced at least two (2) Business Days prior to the Fifth Amendment Effective Date (or such shorter period as may be agreed by the Borrower);
(c)    the Borrower shall have paid (or caused to be paid), for the account of each Extending Revolving Lender, a one time, non-refundable fee equal to the amount set forth in that certain Extending Revolving Lenders’ fee letter, among the Extending Revolving Lenders and the Borrower, dated as of the Fifth Amendment Effective Date;
(d)    the Administrative Agent shall have received a customary written opinion of Latham & Watkins LLP, special counsel for Parent, the Borrower and each other Guarantor addressed to the Administrative Agent and the Revolving Lenders party hereto, and dated the Fifth Amendment Effective Date;
(e)    the Borrower shall have paid to the Administrative Agent (for the account of the Existing Revolving Lenders) all fees and interest accrued pursuant to Sections 2.07, 2.15, 2.16 and 2.21 of the Credit Agreement in respect of the Revolving Facility to, and including, the Fifth Amendment Effective Date, whether or not then due and payable under the terms of the Credit Agreement;
(f)    the condition to the Revolving Extension effected pursuant to this Fifth Amendment set forth in Section 2.28(b)(i) and Section 2.28(c) of the Credit Agreement shall have been satisfied;
(g)    the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the Fifth Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of the Borrower and the Guarantor executing this Fifth Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (g)), (ii) attaching each constitutional document of each Loan Party or certifying that each constitutional document of each Loan Party previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Loan Party approving the transactions contemplated by the Fifth Amendment and (iv) attaching a certificate of good standing for the Borrower and the Guarantor of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);
(h)    the Administrative Agent shall have received evidence that the Sixth Amendment to that certain Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 between, inter alios, the Borrower and Citibank N.A. as administrative agent and that the Fourth Amendment to that certain Credit and Guaranty Agreement, dated as of April 29, 2016, between, inter alios, the Borrower and Barclays Bank PLC as administrative agent have, or will contemporaneously with the Fifth Amendment Effective Date, become effective; and
(i)    the Administrative Agent shall have received an Officer’s Certificate certifying (A) the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this clause (i), the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2017 filed with the SEC (as amended) and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed since December 31, 2017 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2017, included in Parent’s Annual Report on Form 10-K for 2017 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, and (B) as to the absence of any event occurring and continuing, or resulting from this Fifth Amendment on, the Fifth Amendment Effective Date, that constitutes a Default or Event of Default.
SECTION FIVE - No Default; Representations and Warranties. In order to induce the Extending Revolving Lenders and the Administrative Agent to enter into this Fifth Amendment, the Borrower represents and warrants to each of the Extending Revolving Lenders and the Administrative Agent that, on and as of the date hereof after giving effect to this Fifth Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this Fifth Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this Section Five, the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2017 filed with the SEC (as amended) and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed since December 31, 2017 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit

Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2017, included in Parent’s Annual Report on Form 10-K for 2017 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2018, June 30, 2018 and September 30, 2018.
SECTION SIX - Confirmation. The Borrower and each Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents, shall include, without limitation, all obligations of the Borrower with respect to the Revolving Commitments (as extended pursuant to this Fifth Amendment) and all obligations of the Guarantors with respect of the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (as extended and increased pursuant to this Fifth Amendment) pursuant to the Collateral Documents.
SECTION SEVEN - Reference to and Effect on the Credit Agreement. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fifth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Fifth Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION EIGHT - Execution in Counterparts. This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Fifth Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.
SECTION NINE - Governing Law. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION TEN - Miscellaneous.    (a) The provisions set forth in Sections 10.03, 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.

(b)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Fifth Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Revolving Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the day and year first above written.
AMERICAN AIRLINES, INC., as the Borrower
By: /s/ Thomas T. Weir
    Name: Thomas T. Weir
    Title: Vice President and Treasurer
AMERICAN AIRLINES GROUP INC., as Parent and Guarantor
By: /s/ Thomas T. Weir
    Name: Thomas T. Weir
    Title: Vice President and Treasurer

Fifth Amendment to Amended and Restated Credit and Guaranty Agreement (South America)

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent
By:     /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President
By:     /s/ Maria Guinchard
Name: Maria Guinchard
Title: Vice President

Fifth Amendment to Amended and Restated Credit and Guaranty Agreement (South America)

Schedule 1
Annex A
Lenders and Commitments

Name of Bank	Fifth Amendment Extended Revolving Commitment	Fifth Amendment Non-Extended Revolving Commitment	LC Commitment
Deutsche Bank AG New York Branch	[*CTR]	[*CTR]	$100,000,000
Bank of America, N.A.	[*CTR]	[*CTR]
Barclays Bank PLC	[*CTR]	[*CTR]
Citibank N.A.	[*CTR]	[*CTR]
Credit Suisse AG, Cayman Islands Branch	[*CTR]	[*CTR]
Goldman Sachs Bank USA	[*CTR]	[*CTR]
Goldman Sachs Lending Partners LLC	[*CTR]	[*CTR]
Industrial and Commercial Bank of China Limited, New York Branch	[*CTR]	[*CTR]
JPMorgan Chase Bank, N.A.	[*CTR]	[*CTR]
Morgan Stanley Bank, N.A.	[*CTR]	[*CTR]
Morgan Stanley Senior Funding, Inc.	[*CTR]	[*CTR]
Sumitomo Mitsui Banking Corporation	[*CTR]	[*CTR]
BNP Paribas	[*CTR]	[*CTR]
Credit Agricole Corporate and Investment Bank	[*CTR]	[*CTR]
HSBC Bank USA, N.A.	[*CTR]	[*CTR]
MUFG Union Bank, N.A.	[*CTR]	[*CTR]
Standard Chartered Bank	[*CTR]	[*CTR]
U.S. Bank National Association	[*CTR]	[*CTR]
BOKF, NA dba Bank of Texas	[*CTR]	[*CTR]
Texas Capital Bank, N.A.	[*CTR]	[*CTR]
Total:	$985,600,000	$14,400,000	$100,000,000

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]